                                                                 Exhibit 99.2

                           OHIO CASUALTY CORPORATION

                      SUPPLEMENTAL FINANCIAL INFORMATION

                             FOR THE PERIOD ENDING

                                 MARCH 31, 2005



                Contents:  Page 1  GAAP Income Statement Data
                           Page 2  GAAP P&C Data
                           Page 3  Consolidated Balance Sheet Data
                                    and Related Information
                           Page 4  Supplemental Information








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release. The risks and uncertainties that may affect the operations, performance, development and results of the Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, changes in government regulation; performance of financial markets; fluctuations in interest rates;
availability and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release, or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Corporation's reports filed with the Securities and Exchange
Commission or in subsequent releases.

OHIO CASUALTY CORPORATION
SUMMARY INCOME STATEMENT - GAAP BASIS, unless otherwise noted (in thousands, except per share data)
FIRST QUARTER, 2005
(Data Unaudited)


                                                      Three Months Ended March 31,
                                           ----------------------------------------------
CONSOLIDATED                                       2005                   2004
----------------------------------------   ----------------------------------------------
Premiums and finance charges earned         $   362,302            $   361,166
Investment income less expenses                  48,456                 50,476
Investment gains/(losses) realized, net              (6)                 3,657
                                             -----------            -----------
      Total revenues                            410,752                415,299

Losses                                          191,125                195,181
Loss adjustment expenses                         42,968                 41,272
Underwriting expenses                           112,142                138,563
Corporate and other expenses                     14,779                 10,392
                                             -----------            -----------
      Total expenses                            361,014                385,408

Income before income taxes                       49,738                 29,891

Income tax expense:
   On investment gains/(losses) realized             (2)                 1,280
   On all other income                           12,053                  7,729
                                             -----------            -----------
      Total income tax expense                   12,051                  9,009

Cumulative effect of an accounting change             -                 (1,648)
                                             -----------            -----------
Net income                                  $    37,687            $    19,234
                                            ============           ============

Average shares outstanding - diluted*            71,675                 62,143
Net income, per share - diluted*            $      0.55            $      0.31
Operating income**                          $    37,691            $    18,505
Operating income - earnings per share**     $      0.55            $      0.30
Operating income - return on equity**              14.6%                   8.4%

KEY PROPERTY AND CASUALTY  RATIOS                  GAAP   Statutory      GAAP    Statutory
---------------------------------------         --------  ---------   --------   ---------
Losses                                             52.8%    52.8%        54.0%     54.0%
Loss adjustment expenses                           11.9%    11.9%        11.4%     10.6%
Underwriting expenses                              30.9%    30.0%        38.4%     36.1%
                                                --------  --------    ---------  --------
      Combined ratio                               95.6%    94.7%       103.8%    100.7%

Effective tax rate on investment income            26.9%                  32.9%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses             $     3,311            $       827
Investment gains realized, net                        -                    600
Agent relationships asset expenses                4,395                  7,214
Corporate expenses                               10,384                  3,178



CONSOLIDATED                                     Year 2004
----------------------------------------   -----------------------
Premiums and finance charges earned         $ 1,446,624
Investment income less expenses                 201,244
Investment gains/(losses) realized, net          22,920
                                             -----------
      Total revenues                          1,670,788

Losses                                          777,580
Loss adjustment expenses                        158,697
Underwriting expenses                           504,812
Corporate and other expenses                     43,214
                                             -----------
      Total expenses                          1,484,303

Income before income taxes                      186,485

Income tax expense:
   On investment gains/(losses) realized          8,022
   On all other income                           48,442
                                             -----------
      Total income tax expense                   56,464

Cumulative effect of an accounting change        (1,648)
                                             -----------
Net income                                  $   128,373
                                            ============

Average shares outstanding - diluted*            71,508
Net income, per share - diluted*            $      1.89
Operating income**                          $   115,123
Operating income - earnings per share**     $      1.71
Operating income - return on equity**              12.3%



KEY PROPERTY AND CASUALTY  RATIOS                  GAAP    Statutory
---------------------------------------         --------   --------
Losses                                             53.7%     53.8%
Loss adjustment expenses                           11.0%     10.7%
Underwriting expenses                              34.9%     33.9%
                                                --------    -------
      Combined ratio                               99.6%     98.4%

Effective tax rate on investment income            31.5%

CORPORATE/OTHER
---------------------------------------
Investment income less expenses             $     4,323
Investment gains realized, net                    3,719
Agent relationships asset expenses               20,640
Corporate expenses                               22,574

*Average diluted shares outstanding and net income per share amounts for the three months ended March 31, 2004 would have been restated, as required, in accordance with Emerging Issues Task Force (EITF) 04-8 "The Effect of Contingently Convertible Debt on Diluted Earnings Per Share." This EITF requires earnings per share amounts for periods prior to December 31, 2004 be restated since the issuance of the convertible notes in March 2002 using the "if-converted" method. The "if-converted" method gives effect to the add back to net income of interest expense and amortization of debt issuance costs, net of tax, associated with the convertible instruments. However, since for this period the impact would have been anti-dilutive, these amounts were not restated.

**Management of the Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated April 27, 2005 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION
PROPERTY AND CASUALTY INSURANCE DATA - GAAP BASIS
(in thousands, except ratio data)
FIRST QUARTER, 2005
(Data Unaudited)


                                                THREE MONTHS ENDED MARCH 31,
                                      ------------------------------------------------
                                                2005                     2004
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES or              Net Premiums Combined    Net Premiums Combined
MARKETS                                   Earned      Ratio        Earmed      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    205,598    106.3%   $    197,826    102.9%
   Workers' compensation                     33,010    148.9%         33,077    114.4%
   Commercial auto                           57,652     84.7%         56,846     95.6%
   General liability                         22,414    120.1%         20,983    121.1%
   CMP, fire and inland marine               92,522    101.2%         86,920     98.9%

Specialty Lines                              35,075     96.3%         41,684     90.1%
   Commercial umbrella                       22,578    102.1%         31,036     97.1%
   Fidelity and surety                       12,497     85.9%         10,648     69.4%

Personal Lines                              121,629     77.2%        121,656    110.1%
   Personal auto incl. personal
     umbrella                                72,822     77.2%         74,053    123.0%
   Personal property                         48,807     77.1%         47,603     90.1%
                                        ------------   ------    ------------   ------
Total All Lines                        $    362,302     95.6%   $    361,166    103.8%


                                             YEAR 2004
OPERATING SEGMENTS and                 ---------------------
SELECTED PRODUCT LINES or              Net Premiums Combined
MARKETS                                   Earned      Ratio
--------------------------             ------------ --------
Commercial Lines                       $    807,925    100.6%
   Workers' compensation                    132,625    114.0%
   Commercial auto                          229,629     91.1%
   General liability                         86,563    109.9%
   CMP, fire and inland marine              359,108     99.5%


Specialty Lines                             150,262     96.7%
   Commercial umbrella                      105,089    103.2%
   Fidelity and surety                       45,173     81.5%

Personal Lines                              488,437     98.9%
   Personal auto incl. personal
     umbrella                               295,774    105.9%
   Personal property                        192,663     88.1%
                                        ------------   ------
Total All Lines                        $  1,446,624     99.6%

OHIO CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share data)
FIRST QUARTER, 2005
(2005 Data Unaudited)



                                          March 31,     December 31,
                                            2005            2004
Assets                                    ---------     ------------
Investments:
  U.S. government fixed maturities       $    36,677     $    30,823
  Tax exempt fixed maturities              1,115,258       1,036,697
  Taxable fixed maturities:
    Available-for-sale, at fair value      2,224,842       2,278,588
    Held-to-maturity, at amortized cost      294,234         301,367
                                         ------------    ------------
       Total fixed maturities              3,671,011       3,647,475

  Equity securities, at fair value           351,940         357,458
  Short-term investments, at fair value      273,076         239,105
                                         ------------    ------------
       Total investments                   4,296,027       4,244,038
Cash                                          11,449          13,461
Premiums and other receivables, net of
  allowance for bad debts of $4,300          327,662         350,761
Deferred policy acquisition costs            154,176         159,849
Property and equipment, net of
  accumulated depreciation of $169,674
  and $167,362, respectively                  82,346          82,946
Reinsurance recoverable, net of
  allowance of $2,336                        701,369         666,501
Agent relationships, net of accumulated
  amortization of $42,064 and $41,438,
  respectively                               117,600         121,994
Interest and dividends due or accrued         46,659          49,859
Other assets                                  40,661          25,607
                                         ------------    ------------
       Total assets                      $ 5,777,949     $ 5,715,016
                                         ============    ============

Shares outstanding                        62,632,366      62,209,129
Book value per share                          $20.62          $20.82
Unrealized gain component of
  book value per share*                        $3.71           $4.47


                                          March 31,     December 31,
                                            2005            2004
Liabilities                               ---------     ------------
Insurance reserves:
  Losses                                 $ 2,318,458     $ 2,269,565
  Loss adjustment expenses                   492,700         486,767
  Unearned premiums                          698,067         715,486
Debt                                         378,903         383,266
Reinsurance treaty funds held                196,073         195,015
Deferred income taxes                          3,866          21,950
Other liabilities                            398,229         348,024
                                         ------------    ------------
       Total liabilities                   4,486,296       4,420,073


Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Accumulated other comprehensive income       213,462         259,131
Retained earnings                          1,198,647       1,161,510
Treasury stock, at cost:
  (Shares: 9,785,978; 10,209,215)           (129,508)       (134,750)
                                         ------------    ------------
      Total shareholders' equity           1,291,653       1,294,943
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,777,949     $ 5,715,016
                                         ============    ============

Statutory Insurance Reserves
   Losses                                $ 1,754,944     $ 1,739,709
   Loss adjustment expense                   445,764         444,102
   Unearned premiums                         645,907         649,740

*The unrealized gain component of book value per share excludes $12.0 million and $12.7 million at March 31, 2005 and December 31, 2004, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION
SUPPLEMENTAL INFORMATION (in thousands,
except ratios and accident year data)
FIRST QUARTER, 2005
(Data Unaudited)


                                          THREE MONTHS ENDED MARCH 31,      YEAR
                                               2005         2004            2004
                                             ----------   ----------     ----------
Net Premiums Written
--------------------
       Commercial Lines                     $  205,596   $  212,218     $  828,216
       Specialty Lines                          39,092       34,810        135,499
       Personal Lines                          113,780      117,029        490,235
                                             ----------   ----------     ----------
              Total                            358,468      364,057      1,453,950

Gross Premiums Written
----------------------
       Commercial Lines                     $  211,177   $  220,419     $  856,212
       Specialty Lines                          53,178       61,833        251,505
       Personal Lines                          114,901      118,900        496,758
                                             ----------   ----------     ----------
              Total                            379,256      401,152      1,604,475

New Business Gross Premiums Written
-----------------------------------
       Commercial Lines                     $   36,300   $   43,026     $  182,291
       Commercial Umbrella                       8,190       13,918         49,982
       Personal Lines                            8,784       10,066         41,322

Average Renewal Price Increase
------------------------------
       Commercial Lines                            2.0%         6.9%           5.0%
       Commercial Umbrella                         6.8%        12.9%           8.0%

Catastrophe Loss Ratio
----------------------
Commercial Lines                                   0.6%         0.8%           2.4%
Specialty Lines                                    0.0%         0.0%           0.0%
Personal Lines                                     1.0%         1.2%           4.9%
Homeowners                                         1.1%         2.6%          11.8%
   Total All Lines                                 0.7%         0.8%           3.0%

Prior Accident Year Loss & LAE by Segment
-----------------------------------------
Commercial Lines                            $     12.2   $     (6.6)    $    (15.0)
Specialty Lines                                   (2.8)        (3.1)          (9.3)
Personal Lines                                   (13.2)         7.2            2.6
                                             ----------   ----------     ----------
   Total All Lines Accident Year Development      (3.8)        (2.5)         (21.7)

Prior Accident Year Loss & LAE
------------------------------
Accident Year 2004                          $     (9.3)  $        -     $        -
Accident Year 2003                               (10.8)       (14.1)         (35.1)
Accident Year 2002 and Prior                      16.3         11.6           13.4
                                             ----------   ----------     ----------
   Total Accident Year Development                (3.8)        (2.5)         (21.7)


Note: For information on differences between statutory accounting principles and generally accepted accounting principles (GAAP), refer to Item 15 on page 69 of the Corporation's Form 10-K for the year ended December 31, 2004.